Exhibit # 10.21

                             Master Option Agreement

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                                    EXHIBIT B

                           INCENTIVE AND NON-STATUTORY

                                STOCK OPTION PLAN

SECTION 1. PURPOSE

This Incentive and Non-Statutory Stock Option Plan (the "Plan") is intended as a performance incentive for officers and employees of Competitive Companies, Inc., a Nevada corporation (the "Company") and its Subsidiaries (as hereinafter defined) and for certain other individuals providing services to or acting as directors of the Company or its Subsidiaries, to enable the persons to whom options are granted (an "Optionee" or "Optionees") to acquire or increase a proprietary interest in the success of the Company. The Company intends that this purpose will be effected by the granting of incentive stock options ("Incentive Options") as defined in Section 422A(b) of the Internal Revenue Code of 1986 (the "Code") and other stock options ("Non-statutory Options") under the Plan. The term "Subsidiaries" means any corporations in which stock possessing 50% or more of the total combined voting power of all classes of stock is owned directly or indirectly by the Company.

SECTION 2. OPTIONS TO BE GRANTED AND ADMINISTRATION

    2.1 OPTIONS TO BE GRANTED. Options granted under the Plan may be either Incentive Options or Non-statutory Options.

    2.2 ADMINISTRATION BY THE BOARD. This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant options conditionally or unconditionally; (ii) the power to authorize an increase or decrease in the un-issued shares subject to the plan, (iii) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan; (iv) the power to interpret the Plan; (v) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (vi) the power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish; (vii) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (viii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

In addition, as to each option, the Board shall have full and final authority in its discretion: (i) to detemine the number of shares subject to each option;
(ii) to determine the time or times at which options will be granted; (iii) to determine the option price for the shares subject to each option, which price shall be subject to the applicable requirements, if any, of Section 5.1(e) hereof, and (iv) to determine the time or times when each option shall become exercisable and the duration of the exercise period, which shall not exceed the limitations specified in Section 5. 1 (a).

    2.3 APPOINTMENT AND PROCEEDINGS OF COMMITTEE. The Board may appoint a Stock Option Committee (the "Committee") which shall consist of at least two members, at least one of whom shall be a member of the Board. Members of the Committee shall all be "Non-Employee Directors". A "Non-Employee Director" is defined in Rule 16b-3(b)(3)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, as promulgated by the Securities and Exchange Commission, and as such Rule is amended from time to time. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. If the Committee consists of only two members, both members shall be required for a quorum and all actions of the Committee shall require concurrence by both members. If the Committee consists of more than two members, then a majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written and signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members (or both members if there are only two (2) as Committee members) at a meeting duly called and held.

    2.4  POWERS OF  COMMITTEE.  Subject to the  provisions  of this Plan and the approval of the Board, the Committee shall have the power to make recommendations to the Board as to whom options should be granted, the number of shares to be covered by each option, the time or times of option grants, and the terms and conditions of each option. In addition, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind miles and regulations relating to the Plan, and to exercise the administrative and ministerial powers of the Board with regard to aspects of the Plan other than the granting of options. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted hereunder and the exercise of any power delegated to it hereunder shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

SECTION 3. STOCK

     3.1 SHARES SUBJECT TO PLANS. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but un-issued Class A common stock, par value $0.001 ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 7,500,000 shares of Common Stock.

     3.2 LAPSED OR UNEXERCISED OPTIONS. Whenever any outstanding option under the Plan expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and be available for the grant of other options under the Plan except as otherwise provided in Section 5.1(d).

SECTION 4. ELIGIBILITY

     4.1 ELIGIBLE OPTIONEES. Incentive Options may be granted only to officers and other employees of the Company or its Subsidiaries, including members of the Board who are also employees of the Company or a Subsidiary. Non-statutory Options may be granted to officers or other employees of the Company or its Subsidiaries, to members of the Board or the board of directors of any Subsidiary who are also employees of the Company or such Subsidiary, and to certain other individuals providing services to the Company or its Subsidiaries.

    4.2 LIMITATIONS ON 10% STOCKHOLDERS. No Incentive Option shall be granted to an individual who, at the time the Incentive Option is granted, owns (including ownership attributed pursuant to Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company (a "greater-than-10% stockholder") unless such Incentive Option provides that (i) the purchase price per share shall not be less than 110% of the fair market value of the Common Stock at the time such Incentive Option is granted, and (ii) that such Incentive Option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

   4.3 LIMITATION ON EXERCISABLE OPTIONS. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any person during any calendar year under the Plan and under any other Incentive Option plan of the Company (or a parent or subsidiary as defined in Section 425 of the Code) shall not exceed $100,000. Any option granted in excess of the foregoing limitation shall be specifically designated as being a Non-statutory Option.

Incentive Options shall only become exercisable after two (2) years continued employment of the Optionee with the Company or one of its Subsidiaries. Incentive Options shall be exercisable only to the extent of forty percent (40%) of the total number of shares subject to the Incentive Option after the expiration of two (2) years following the date the Incentive Option is granted, only to the extent of sixty percent (60%) of the total number of optioned shares after the expiration of three (3) years following the date the Option is granted, only to the extent of eighty percent (80%) of the total number of shares subject to the Incentive Option after the expiration of four (4) years following the date the option is granted, and in full immediately prior to the expiration of five (5) years following the date the Incentive Option is granted; such limitations being calculated, in the case of any resulting fraction, to the nearest lower whole number of shares. Incentive Options must be exercised before the expiration of ten (10) years following the date of grant. Any Incentive
Option granted not subject to the provision requiring two years of employment before exercise and the twenty percent (20%) vesting schedule shall be specifically designated as being a Non-statutory Option. Notwithstanding the foregoing, the Committee may, in its sole discretion, (i) prescribe longer time periods and additional requirements with respect to the exercise of an Incentive Option and (ii) terminate in whole or in part such portion of any Incentive Option as has not yet become exercisable at the time of termination if it determines that the Optionee is not performing satisfactorily the duties to which he was assigned on the date the Incentive Option was granted or exercised unless the Optionee is at the time of such exercise in the employ of the Company or of a Subsidiary and shall have been continuously so employed since the grant of his Incentive Option. Absence or leave approved by the management of the Company shall not be considered an interruption of employment for any purpose under the Plan.

SECTION 5. TERMS OF THE OPTION AGREEMENTS

    5.1 MANDATORY TERMS. Each option agreement shall contain such provisions as the Board or the Committee shall from time to time deem appropriate, and shall include provisions relating to the method of exercise, payment of exercise price, adjustments on changes in the Company's capitalization and the effect of a merger, consolidation, liquidation, sale or other disposition of or involving the Company. Option Agreements shall clearly identify whether the option is an Incentive Option or a Non-statutory Option and if an Incentive Option, explicitly state that such Option is only exercisable by the Optionee during his lifetime. Option agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

         (a) EXPIRATION. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not be later than the tenth anniversary of the date on which the option was granted (fifth anniversary in the case of a greater-than-10% stockholder).

         (b) EXERCISE. Each option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the option, (ii) except in the event of loans to exercise options as set forth in Section 5.1(c) or an alternative to payment as set forth in Section 5.1(d), full payment of the aggregate option price of the shares of Common Stock as to which the option is exercised has been made, and (iii) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for the optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the optionee to withhold in accordance with applicable federal or state tax withholding requirements. Unless further limited by the Board or the Committee in any option, the option price of any shares of Common Stock purchased shall be paid in cash, by certified or official bank check, by money order, with shares of Common Stock or by a combination of the above; provided further, however, that the Board or the Committee in its sole discretion may accept a personal check in full or partial payment of any shares of Common Stock. If the exercise price is paid in whole or in part with shares, the value of the shares surrendered shall be their fair market value on the date the option is exercised as determined in accordance with Section 5.1(f) hereof. No Optionee shall be deemed to be a holder of any shares of Common Stock subject to an option unless and until a stock certificate or certificates for such shares of Common Stock are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6 hereof.

         (c) LOANS FOR EXERCISE OF OPTIONS. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or in part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares of Common Stock that the Optionee purchases upon exercise of such option, (iii) bear interest at the rate the Company pays to its principal lender, from time to time, and (iv) contain such other terms as the Board or the Committee in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any shares of Common Stock subject to an option unless and until a stock certificate or certificates for such shares of Common Stock are issued to such person(s) under the terms of the Plan.

         (d) ALTERNATIVE TO PAYMENT. As an alternative to payment in full by the Optionee for the number of shares in respect of which an Incentive Option is exercised, the Committee may provide alternative settlement methods as follows:

              (i) The Committee, in its discretion, may provide in the initial grant of any Incentive Option, that the Optionee may elect either of the alternative settlement methods set forth in subsection (ii) below.

              (ii) The alternative settlement methods are for the Optionee, upon exercise of the Incentive Option, to receive from the Company:

(1) cash in an amount equal to the excess of the value of one share over the option price times the number of shares as to which the option is exercised; or

                (2) the number of whole shares having an aggregate value not greater than the cash amount calculated under Section 5.1(d)(ii)(1). For purposes of determining an alternative settlement, the value per share shall be the "fair market value" determined under the methods set forth in Section 5.1(f) hereof, applied as of the date of the exercise of the Incentive Option, or such other price as the Committee shall determine to be the fair market value of the Common Stock on the date of exercise.

An election of any of the  alternative  settlement  methods  provided  for under
Section 5.1(d)(ii) shall be binding on the Optionee, when made. The Optionee may elect to what extent the alternative settlement method elected shall be paid in cash, in Common Stock, or partially in Common Stock, provided that the aggregate value of the payments shall not be greater than the cash amount calculated under
Section 5.1(d)(ii)(1). No fractional shares of Common Stock shall be issued, and the Committee shall determine whether cash shall be paid in lieu of such fractional share interest or whether such fractional share interest shall be eliminated.

The alternative settlement methods provided above in Section 5.1(d)(ii) shall not be available unless the cash amount calculated thereunder shall be positive, i.e. when the value of one share shall exceed the option price per share.

Exercise of an option in any manner, including an exercise involving an election of an alternative settlement method with respect to an option, shall result in a decrease in the number of shares of Common Stock which thereafter may be available under the Plan by the number of shares as to which the Incentive Option is exercised.

To the extent that the exercise of options by one of the alternative settlement methods provided for in Section 5.1(d)(ii) results in compensation income to the Optionee, the Company will withhold from the amount due to the Optionee utilizing such alternative settlement method, an appropriate amount for federal, state and local taxes.

         (e) EVENTS CAUSING IMMEDIATE EXERCISE. Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable.

              (i) if there occurs any action (which shall include a series of transactions occurring within sixty (60) days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent (51%) of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

              (ii) if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

              (iii) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

The Board or the Committee may in its sole discretion accelerate the date on which any option may be exercised and may accelerate the vesting of any shares of Common Stock subject to any option or previously acquired by the exercise of any option. However, in no event shall any option become fully exercisable if the exercise created an "excess parachute payment" as that term is defined in
Section 280G of the Code.

         (f) PURCHASE PRICE. The purchase price per share of the Common Stock under each Incentive Option shall be not less than the fair market value of the Common Stock on the date the option is granted (110% of the fair market value in the case of a greater-than-10% stockholder). The price at which shares may be purchased pursuant to Non-statutory Options shall be specified by the Board at the time the option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date Non-statutory Option is granted, but shall not be less than the par value of shares of Common Stock.

For the purpose of the Plan, the "fair market value" per share of Common Stock on any date of reference shall be the Closing Price of the Common Stock of the Company which is referred to in either clause (i), (ii) or (iii) below, on the business day immediately preceding such date, or if not referred to in either clause (i), (ii) or (iii) below, "fair market value" per share of Common Stock shall be such value as shall be determined by the Board or the Committee, unless the Board or the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two (2) securities dealers have inserted both bid and asked quotations for Common Stock on at least five (5) of the ten (10) preceding days.

         (g) TRANSFERABILITY OF OPTIONS. Incentive options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any Incentive Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void. Non-statutory Options shall be transferable to the extent provided in the option agreements under which they are granted.

          (h) TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earlier to occur of termination for cause or voluntary separation on the part of the Optionee without the consent of the Company or Subsidiary;

              (i) the date of expiration thereof, or

              (ii) other than the case of death of the Optionee or disability of the Optionee within the meaning of Section 22(e)(3) of the Code ("disability"),
(a) except for termination for cause, 90 days after termination of the employment between the Company and the Optionee in the case of an Incentive Option, (b) except for termination for cause, 90 days after termination of the employment or other relationship between the Company and the Optionee, unless such termination provision is waived by resolution adopted by the Board within 30 days of the termination of such relationship, in the case of a Non-statutory Option.

An employment relationship between the Company and the Optionee shall be deemed to exist during any period during which the Optionee is employed by the Company or by any Subsidiary. Whether authorized leave of absence or absence on military government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Board at the time thereof except as may otherwise be expressly provided in the terms and conditions of the option granted to an Optionee, in the event of the death of an Optionee while in an employment or other relationship with the Company and before the date of expiration of such option, such option shall terminate one year following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the night, at any time prior to such time termination, to exercise the option to the extent the Optionee was entitled to exercise such option immediately prior to his death.

Except as may otherwise be expressly provided in the terms and conditions of the option granted to an Optionee, if an Optionee's employment or other relationship with the Company terminates because of a disability or retirement on the Optionee's retirement date, the Optionee's option shall become immediately fully exercisable and the exercise thereof shall then terminate one year following such disability or retirement.

         (i) RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until (i) the option shall have been exercised pursuant to the terms thereof,
(ii) the Company shall have issued and delivered the shares of the Optionee, and
(iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

SECTION 6. ADJUSTMENT OF SHARES OF COMMON STOCK

    6.1 INCREASE OR DECREASE OF OUTSTANDING SHARES. If at any time while the Plan is in effect or unexercised options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event (i) appropriate adjustment shall be made in the maximum number of shares of Common Stock available for grant under the Plan, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so optioned, and (ii) appropriate adjustment shall be made in the number of shares and the exercise price per share of Common Stock thereof then subject to any outstanding option, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

    6.2 CONVERSION OF SHARES. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of shares of Common Stock then subject to outstanding options granted under the Plan.

   6.3 GENERAL. Without limiting the generality of the foregoing, the existence of outstanding options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares subject to outstanding options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 7. AMENDMENT OF THE PLAN

The Board may amend the Plan at any time, and from time to time, subject to the limitation that no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve (12) months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock as to which options may be granted under the Plan; of (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan.

     In the event of a conflict between any option agreement and the Plan, the terms and conditions of the Plan shall prevail.

Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

SECTION 8. NON-EXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting the stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 9. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. All shares sold under the Plan shall bear appropriate legends. The Plan shall be governed by and construed in accordance with the laws of the State of Nevada.

SECTION 1O.  EFFECTIVE DATE OF PLAN

The effective date of the Plan shall be the later date on which it is approved by the Board or by the stockholders of the Company.

                                    EXHIBIT B

             NON-EMPLOYEE DIRECTORS NON-STATUTORY STOCK OPTION PLAN

SECTION 1. PURPOSE

This Non-Statutory Stock Option Plan (the "Plan") is intended as an incentive for members of the Board of Directors of COMPETITIVE COMMUNICATIONS, INC. a Nevada corporation (the "Company"), who are not employed by the Company or its Subsidiaries (as hereinafter defined), to enable such persons ("Optionee" or "Optionees") to acquire or increase a proprietary interest in the success of the Company.

SECTION 2. OPTIONS TO BE GRANTED AND ADMINISTRATION

    2.1 OPTIONS TO THE GRANTED. Options granted under the Plan shall be Non-statutory Options. It is intended that this Plan be considered a "formula plan" as contemplated by Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Act"). This Plan may be amended from time to time by the Board to the extent necessary in order for transactions under the Plan to be exempt from Section 16(b) of the Act.

    2.2 APPOINTMENT AND PROCEEDINGS OF COMMITTEE. The Board of Directors of the Company (the "Board") may appoint an Option Committee (the "Committee") which shall consist of at least two members of the Board. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. If the Committee consists of only two members, both members shall be required for a quorum and all actions of the Committee shall require concurrence by both members. If the Committee consists of more than two members, then a majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members (or both members if there are only two Committee Members) at a meeting duly called and held.

    2.3 ADMINISTRATION BY THE COMMITTEE. This Plan shall be administered by the Committee. The Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Subject to the provisions of this Plan and the approval of the Board, the Committee shall have the power to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to exercise the administrative and ministerial powers of the Board with regard to aspects of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted hereunder and the exercise of any power delegated to it hereunder shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

SECTION 3. STOCK

     3.1 SHARES SUBJECT TO PLANS. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but un-issued Class A common stock, par value $0.001 ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 7,500,000 shares of Common Stock.

    3.2 LAPSED OR UNEXERCISED OPTIONS. Whenever any outstanding option under the Plan expires, is in cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such option shall be restored to the Plan and be available for the grant of other options under the Plan.

SECTION 4.   ELIGIBILITY

    4.1 INITIAL GRANT OF OPTIONS. On the date of appointment to the Board, each eligible Optionee shall be granted an option to purchase at the "fair market value" from the Company an aggregate of 5,000 shares of Common Stock. The option shall vest and become exercisable at the rate of 20% per year after the expiration of the first year following the date on which the option is granted and shall be exercisable in full only after the expiration of five (5) years following the date the option is granted.

    4.2 ANNUAL GRANT OF OPTIONS. On the date of the annual stockholders meeting of the Company, each eligible Optionee shall be granted an option to purchase at the "fair market value" from the Company an aggregate of 1,000 shares of Common Stock. The option shall vest and become exercisable one (1) year from the date of grant.

    4.3 ELIGIBLE OPTIONEES. Options shall be granted to each member of the Board who, as of the date of grant, (i) is not an employee of the Company or a Subsidiary, (ii) is appointed, elected, re-elected or otherwise continues to serve on the Board, and (iii) with respect to annual grants under Section 4.2 above, has served on the Board for at least six (6) months.

SECTION 5.  TERMS OF THE OPTION AGREEMENTS

     5.1 MANDATORY TERMS. Each option agreement shall contain such provisions as the Board or the Committee shall from time to time deem appropriate, and shall include provisions relating to the method of exercise, payment of exercise price, adjustments on changes in the Company's capitalization and the effect of a merger, consolidation, liquidation, sale or other disposition of or involving the Company. Option agreements shall include the following provisions:

    5.1.1 EXPIRATION. Notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the tenth anniversary of the date on which the option was granted.

    5.1.2 EXERCISE. Each option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the option, and (ii) except in the event of loans to exercise options as set forth in Section 5.1.3, full payment of the aggregate option price of the shares of Common Stock as to which the option is exercised has been made. Unless further limited by the Board or the Committee in any option, the option price of any shares of Common Stock purchased shall be paid in cash, by certified or official bank check, by money order, with shares of Common Stock or by a combination of the above; provided further, however, that the Board or the Committee in its sole discretion may accept a personal check in full or partial payment of any shares of Common Stock. If the exercise price is paid in whole or in part with shares, the value of the shares surrendered shall be their fair market value on the date the option is exercised as determined in accordance with Section 5.1.5 hereof.

    5.1.3 LOANS FOR EXERCISE OF OPTIONS. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an optionee, guarantee a loan to an optionee, or otherwise assist an optionee to obtain the cash necessary to exercise all or a portion of an option granted hereunder or to pay any tax liability of the optionee attributable to such exercise. If the exercise price is paid in whole or in part with optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares of Common Stock that the optionee purchases upon exercise of such option, (iii) bear interest at the rate the Company pays to its principal lender, from time to time, and (iv) contain such other terms as the Board or the Committee shall reasonably require.

    5.1.4 EVENTS CAUSING IMMEDIATE EXERCISE. Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable:

         5.1.4.1 if there occurs any transaction (which shall include a series of transactions occurring within sixty (60) days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent (51%) of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

         5.1.4.2 if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

         5.1.4.3 if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

The Board or the Committee may accelerate the date on which any option may be exercised and may accelerate the vesting of any shares of Common Stock subject to any option, subject to the limitations of Section 16(b) of the Act.

    5.1.5 PURCHASE PRICE. The purchase price per share of the Common Stock under each option shall be not less than the fair market value of the Common Stock on the date the option is granted.

For the purpose of the Plan, the "fair market value" per share of Common Stock on any date of reference shall be the Closing Price of the Common Stock of the Company which is referred to in either clause (i), (ii) or (iii) below, on the business day immediately preceding such date, or if not referred to in either clause (i), (ii) or (iii) below, "fair market value" per share of Common Stock shall be such value as shall be determined by the Board or the Committee, unless the Board or the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock or on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five (5) of the ten (10) preceding days.

    5.1.6 TRANSFERABILITY OF OPTIONS. Options granted under the Plan and the rights and privileges conferred thereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act or Rules thereunder. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of any option under the Plan or any night or privilege conferred hereby, contrary to the provisions of the Plan, or upon the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, such option shall thereupon terminate and become null and void.

    5.1.7 TERMINATION OF SERVICE OR DEATH OF OPTIONEE. Except as may be otherwise expressly provided in the terms and conditions of the option granted to an Optionee, options granted hereunder shall terminate on the earlier to occur of:

         5.1.7.1 the date of removal from the Board;

         5.1.7.2 the date of the expiration of the term thereof (the "Expiration Date"); or

         5.1.7.3 the termination of the Optionee as a member of the Board by reason of voluntary resignation by the Optionee or the expiration of the Optionee's elected or appointed term and other than the case of death of the Optionee or disability of the Optionee within the meaning of Section 22(e)(3) of the Code ("disability"), the Optionee shall have the fight, within three (3) months after the date on which Optionee shall have ceased to be a member of the Board, to exercise the unexercised portion of the options granted to the extent, if any, that such options were exercisable by the Optionee on the date of such termination.

In the event of the death of an Optionee while a member of the Board or within three (3) months after the term of the Optionee as a member of the Board, except for termination pursuant to Section 5.1.7.1 above, such option shall become immediately fully exercisable and shall terminate on the earlier of the Expiration Date thereof or one year following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time during such period, to exercise the option.

If an Optionee's service on the Board terminates because of a disability, the Optionee's option shall become immediately fully exercisable and shall terminate on the earlier of the Expiration Date thereof or one year following the termination of service on the Board.

    5.1.8 RIGHTS OF OPTIONEES. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any option unless and until
(i) the option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books to the Company. Thereupon the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such shares of Common Stock are issued, except as expressly provided in Section 6 hereof.

SECTION 6. ADJUSTMENT OF SHARES OF COMMON STOCK

    6.1 INCREASE OR DECREASE OF OUTSTANDING SHARES. If at any time while the Plan is in effect or unexercised options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event (i) appropriate adjustment shall be made in the maximum number of shares of Common Stock available for grant under the Plan, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so optioned, (ii) appropriate adjustment shall be made in the number of shares and the exercise price per share of Common Stock thereof then subject to any outstanding option, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price, and (iii) appropriate adjustment shall be made as to the number of shares of Common Stock to be subject to each future grant under the Plan, so that the same percentage of the Company's number of shares of Common Stock available under the Plan shall continue to be subject to each option granted.

    6.2 CONVERSION OF SHARES. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect and no adjustment by reason thereof shall be made with respect to the number of or exercise price of shares of Common Stock then subject to outstanding options granted under the Plan.

    6.3 GENERAL. Without limiting the generality of the foregoing, the existence of outstanding options granted under the Plan shall not affect in any manner the night or power of the Company to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the shares subject to outstanding options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 7. AMENDMENT OF THE PLAN

The Board may not amend the Plan more than once every six months. In addition, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would materially: (i) increase the benefits of the Plan; (ii) increase the number of shares of Common Stock as to which options may be granted under the Plan; or (iii) change in substance the provisions of Section IV hereof relating to eligibility to participate in the Plan.

     In the event of a conflict between any option agreement and the Plan, the terms and conditions of the Plan shall prevail.

Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

SECTION 8. NON-EXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the approval of the Plan by the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation the granting the stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 9. GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

The obligation of the Company to sell and deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. If necessary, all shares sold under the Plan shall bear appropriate legends. The Plan shall be governed by and construed in accordance with the laws of the State of Nevada.

SECTION 1O.  EFFECTIVE DATE OF PLAN

The effective date of the Plan shall be the later date on which it is approved by the Board or by the stockholders of the Company.

SECTION 11. TERMINATION DATE OF PLAN

The Plan shall terminate on the ten-year anniversary of the effective date of the Plan, and no options may be granted under the Plan thereafter.